Exhibit 99.1

grant thornton llp 444 S. Flower Street, Suite 3100, Los Angeles, CA 90071 D +1 213 688 1759 F +1 213 624 6793

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Management of EJF CDO Manager LLC, TruPS Financials Note Securitization 2026-4, BofA Securities, Inc., and Piper Sandler & Co.:

We have performed the procedures enumerated below, on certain information with respect to attributes of EJF CDO Manager LLC’s (the “Company”) trust preferred securities (“TruPS”) as of September 1, 2026 (the “Subject Matter”), solely for the purpose of assisting the Company in connection with a proposed offering of certain classes of notes (the “Securitization Transaction”) to be issued by TruPS Financials Note Securitization 2026-4 (the “Issuer”). The Company is responsible for the Data File (as defined herein) accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer, BofA Securities, Inc. and Piper Sandler & Co. have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures we performed on the trust preferred securities and our findings are as follows.

Unless otherwise indicated, the following are defined for the purposes of our procedures:

•	the phrase “compared” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.
•	the phrase “recomputed” means, if applicable, we recalculated the number through mathematical calculation using the applicable information in the Data File as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.
•	the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents include S&P Capital IQ, Bank Statements, Security Agreements and Bloomberg screenshots.

GT.COM	Grant Thornton LLP is a U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

Due diligence agreed-upon procedures

On September 8, 2026, and with updates through September 11, 2026, the Company provided us with a computer readable data file (the “Collateral Data File” or “Data File”) containing certain characteristics of the trust preferred securities included in the Securitization Transaction. We performed the procedures indicated below on the trust preferred securities.

For each of the trust preferred securities, we performed comparisons and/or recomputations from the Collateral Data File for certain characteristics (as identified in Exhibit 1) using certain available source documents (the “Source Documents”).

Exhibit 1

Characteristics:

Number	Characteristic	Source Document (listed in order of application)
1	Operating Company	S&P Capital IQ
2	Holding Company	S&P Capital IQ
3	Type of Company	S&P Capital IQ
4	Type of Collateral Obligation	Security Agreements / Bloomberg screenshots
5	Principal Balance ($)	Broker Position Report / Bank Statements
6	Spread	Security Agreements / Bloomberg screenshots
7	Reference Rate	Security Agreements / Bloomberg screenshots
8	Maturity	Security Agreements / Bloomberg screenshots
9	Flip Date	Security Agreements / Bloomberg screenshots
10	Fixed Coupon	Security Agreements / Bloomberg screenshots

The Company instructed us to use the following methodology:

For characteristics 1 through 4 and 7 through 10, we compared and agreed the information in the Collateral Data File to the Source Documents. For characteristics 5 and 6, we compared and agreed or recomputed and agreed the information in the Collateral Data File to the Source Documents.

For “Type of Collateral Obligation” (characteristic 4), we were instructed by the Company to apply the following methodology:

-	For securities categorized as TruPS, determine that the word “Junior” is included in either (i) the opening page of the Security Agreement or (ii) the definition of Notes or definition of Debentures within the Security Agreement.

For “Principal Balance ($)” (characteristic 5), we were instructed by the Company to recompute such characteristic using the following methodology:

-	Add all principal balance amounts for each of the trust preferred securities as set forth in the broker position reports or bank statements.
-	If the principal balance total per the broker position report or bank statements is equal to or greater than in the Collateral Data File, it is deemed to be in agreement.

For “Spread” (characteristic 6), we were instructed by the Company to recompute such characteristic using the following methodology:

-	Interest Rate + Tenure Spread Adjustment rate of 0.26161 for 3-month LIBOR.

For “Reference Rate” (characteristic 7), we were instructed by the Company to apply the following methodology:

-	For Indentures that had a 3-month LIBOR rate with a maturity date after June 30, 2023, default to 3-month SOFR.
-	Fixed-rate loans do not have a reference rate.

For “Flip Date” (characteristic 9), we were instructed by the Company that such characteristic is only applicable to trust preferred securities that were listed as “Sub Debt” under “Type of Collateral Obligation” (characteristic 4).

We noted no discrepancies between the Collateral Data File and the Source Documents.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements;
•	Addressing the value of collateral securing any such assets being securitized;
•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations;
•	Satisfying any criteria for due diligence published by a Nationally Recognized Statistical Rating Organization (“NRSRO”);
•	Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions; including but not limited to whether the characteristics have implications on the future performance of the assets, underwritten value of the assets, credit quality of the assets, likelihood of return to investors or any other implications related to the assets or the related asset-backed securities;
•	Forming any conclusions; or
•	Any other terms or requirements of the transaction that do not appear in this report.

We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Company, the Issuer, BofA Securities, Inc. and Piper Sandler & Co. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties, but who may have access to this report as required by law or regulation.

/s/ GRANT THORNTON LLP

Los Angeles, California
September 11, 2026